EX-32.1

Amended Certification pursuant to 18 U.S.C. Section 1350

Default Proof Card System, Inc.; CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of Default Proof Card System, Inc.. on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Vincent Cuervo, Chief Executive Officer of Default Proof Card System, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the amended Report fairly presents, in all material respects, the financial condition and results of operations of Default Proof Card System, Inc.

Date: December 22, 2004

/s/  Vincent Cuervo
________________________
     Vincent Cuervo
Chief Executive Officer,